UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 1, 2026

Esquire Financial Holdings, Inc.

(Exact name of the registrant as specified in its charter)

Maryland	001-38131	27-5107901
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Jericho Quadrangle, Suite 100
Jericho, New York	11753
(Address of principal executive offices)	(Zip Code)

(516) 535-2002

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ESQ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Effective on August 1, 2026, Esquire Financial Holdings, Inc., a Maryland corporation (“Esquire”), completed its previously announced merger with Signature Bancorporation, Inc., an Illinois corporation (“Signature”), pursuant to the Agreement and Plan of Merger, dated as of March 11, 2026 (the “Merger Agreement”), by and among Esquire, Esquire Merger Sub, Inc., a Maryland corporation and a direct, wholly owned subsidiary of Esquire (“Merger Sub”), and Signature. At the closing, (i) Merger Sub merged with and into Signature, with Signature as the surviving entity (the “Merger”), and (ii) immediately thereafter, Signature merged with and into Esquire, with Esquire as the surviving entity (the “Second Step Merger”).

Following the Second Step Merger, Signature Bank, an Illinois state-chartered bank and a wholly owned subsidiary of Signature, merged with and into Esquire Bank, National Association (“Esquire Bank”), a national banking association and a wholly owned subsidiary of Esquire, with Esquire Bank as the surviving bank (the “Bank Merger” and, together with the Merger and the Second Step Merger, the “Transaction”).

Merger Consideration

Upon the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”) each share of common stock, par value $1.00 per share, of Signature (“Signature Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares held by Signature or Esquire, was converted into the right to receive 2.671 shares (the “Exchange Ratio”) of common stock, par value $0.01 per share, of Esquire (“Esquire Common Stock” and such consideration, the “Merger Consideration”). Holders of Signature Common Stock will receive cash in lieu of fractional shares of Esquire Common Stock.

Treatment of Signature Equity Awards

Pursuant to the terms of the Merger Agreement, at the Effective Time each option to purchase shares of Signature Common Stock (each such stock option, a “Signature Option”) granted under the Signature Stock Incentive Plan that was outstanding immediately prior to the Effective Time, fully vested (except for any Signature Option granted after the date of the Merger Agreement), was assumed by Esquire (such Signature Option, an “Assumed Option”) and was converted into a stock option that is exercisable for a number of shares of Esquire Common Stock equal to the number of shares of Signature Common Stock underlying the Signature Option immediately prior to the Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole share, with an exercise price per share of Esquire common stock equal to the exercise price applicable to the underlying Signature Option immediately prior to the Effective Time divided by the Exchange Ratio, rounded up to the nearest cent. Each Assumed Option shall continue to have, and shall be subject to, the same terms and conditions as applied to the corresponding Signature Option immediately prior to the Effective Time.

The foregoing description of the Transaction and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, as of the effective time of the Second Step Merger, the number of directors that comprise the full board of directors of Esquire was increased to ten (10), and Esquire appointed Michael G. O’Rourke, Co-Founder, President and Chief Executive Officer of Signature and Signature Bank, and Leonard S. Caronia, chairman of the board of directors of Signature and Signature Bank, to the board of directors of Esquire (together, the “New Directors”). Pursuant to the terms of the Merger Agreement, Messrs. O’Rourke and Caronia will hold office until Esquire’s 2027 annual meeting of stockholders, and subject to the fiduciary duties of the Esquire board of directors, will be nominated by the Esquire board of directors to stand for re-election at Esquire’s 2027 annual meeting of stockholders such that each New Director serves no less than three years on the Esquire board of directors (subject to election by the Esquire stockholders) following the initial appointment to the Esquire board of directors.

Mr. O’Rourke (57) served as President and CEO of Signature from its foundation in 2006. He has more than 30 years of experience in the banking industry, including serving as Executive Vice President of Associated Bank from 2001 until 2005 before organizing Signature. Mr. O’Rourke is the Treasurer of the Western Golf Association and Evans Scholar Foundation, and serves on the board of several organizations, including the Federal Home Loan Bank of Chicago, St. Angela School, and Chicagoland Chamber of Commerce. Mr. O’Rourke holds a Bachelor’s degree from Marquette University and a Master’s degree from Loyola University in Chicago.

Mr. Caronia (75) served as the Chairman of the Board Directors of Signature and Signature Bank from its foundation in 2006. He served as Global Head of Financial Institutions and Co-Chairman of the Financial Institutions Group at Macquarie Capital, following Macquarie’s acquisition of Fox-Pitt Kelton Cochran Caronia Waller, an investment banking firm at which he also served as Chairman and was a co-founder, from 2009 until 2013. Previously, he served for 12 years at First Chicago Corp, where he was Corporate Senior VP and Head of Investment Banking. He established the investment banking practice and served as Managing Director of Coopers & Lybrand Securities. He holds Master’s and Bachelor’s degrees in finance with high honors from the University of Illinois.

Appointment of President of Signature, a Division of Esquire Bank

Effective as of the Effective Time, Mr. O’Rourke was appointed President of Signature, a division of Esquire Bank. As previously described in the joint proxy statement/prospectus filed by Esquire with the Securities and Exchange Commission (the “SEC”) on May 7, 2026 (the “Joint Proxy Statement/Prospectus”), Mr. O’Rourke and Esquire entered into an employment agreement (the “Employment Agreement”), which became effective as of the Effective Time. The Employment Agreement has previously been described under the section of the Joint Proxy Statement/Prospectus entitled “The Merger—Interests of Certain Signature Directors and Executive Officers in the Merger—New Employment Agreements with Esquire,” which description is incorporated herein by reference.

Lock-Up Agreement

As previously disclosed in the Joint Proxy Statement/Prospectus, Mr. O’Rourke (and certain other former Signature executives) and Esquire entered into a Lock-Up Agreement (the “Lock-Up Agreement”)  restricting the sale or disposition of shares of the Esquire common stock received by or to be received by Mr. O’Rourke as the result of the Merger, for a period of time following the Merger. The Lock-Up Agreement is described under the section of the Joint Proxy Statement/Prospectus entitled “The Merger—Interests of Certain Signature Directors and Executive Officers in the Merger—Lock Up Agreements,” which description is incorporated herein by reference.

The foregoing descriptions of the Employment Agreement and the Lock-Up Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of each of the Employment Agreement and Lock-Up Agreement, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Other than the Merger Agreement and, in the case of Mr. O’Rourke, the Employment Agreement and the Lock-Up Agreement, there are no arrangements between the New Directors and any other person pursuant to which the New Directors were selected as directors. There are no transactions in which any New Director has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Caronia will be compensated for his service as a New Director in accordance with Esquire’s non-employee director compensation program on the same basis as other non-employee directors, as described under “Director Compensation” in Esquire’s 2026 Proxy Statement filed with the SEC on April 30, 2026.

Item 8.01.	Other Events.

On August 3, 2026, Esquire issued a press release announcing the completion of the Transaction. A copy of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

The financial information required by this Item 9.01(a) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(b)  Pro forma financial information.

The pro forma financial information required by this Item 9.01(b) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit No	Description
Exhibit 2.1	Agreement and Plan of Merger by and among Esquire Financial Holdings, Inc., Esquire Merger Sub, Inc. and Signature Bancorporation, Inc., dated as of March 11, 2026 (incorporated by reference to Exhibit 2.1 in the Current Report on Form 8-K originally filed by Esquire on March 12, 2026)
Exhibit 10.1	Employment Agreement by and between Esquire Bank and Michael G. O’Rourke, dated March 11, 2026 (incorporated by reference to Exhibit 10.1 in the Registration Statement on Form S-4 originally filed by Esquire on April 15, 2026)
Exhibit 10.2	Form of Lock-Up Agreement, dated as of March 11, 2026, by and among Esquire Financial Holdings, Inc. and certain former executives of Signature Bancorporation, Inc. (incorporated by reference to Exhibit 99.2 in the Current Report on Form 8-K originally filed by Esquire on March 12, 2026)
Exhibit 99.1	Press Release dated August 3, 2026
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ESQUIRE FINANCIAL HOLDINGS, INC.

Dated: August 3, 2026	By:	/s/ Andrew C. Sagliocca
Andrew C. Sagliocca
Vice Chairman, Chief Executive Officer and President